                                                                    Exhibit 10.1

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                     FIRST AMENDMENT TO SERVICES AGREEMENT

                                    between

                              PECO ENERGY COMPANY
                                      and
                          GREAT BAY POWER CORPORATION


     This First Amendment to Services Agreement (the "Amendment Agreement") between PECO Energy Company, a Pennsylvania corporation ("PECO"), and Great Bay Power Corporation, a New Hampshire corporation ("Great Bay") (collectively the "Parties") is made and dated this 27th day of September, 1996.

     WHEREAS, PECO and Great Bay are parties to a Services Agreement dated as of November 3, 1995 (the "Agreement"); and

     WHEREAS, PECO and Great Bay have determined that entering into the Amendment Agreement is in their respective best interests;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

     1. TERM OF THE AGREEMENT. Section 2 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

     "The initial term of this Agreement shall expire on December 31, 1999, provided however, that if either Party does not give notice to the other party on or prior to September 1, 1999 and each September 1 thereafter that the Party does not elect to terminate this Agreement, then the term of this Agreement shall be automatically extended to December 31 of the following year. If either Party provides notice of termination, the Agreement will terminate on December 31 of the relevant year. Notice of termination shall be provided in accordance with the terms of Section 20 of this Agreement. Services under the Agreement shall commence upon the Service Commencement Date."

     2. SEABROOK CAPACITY FACTOR. The last sentence of Section 12 of the Agreement is deleted and the following is substituted therefor:

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          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     "During any year in which there is a scheduled Seabrook refueling Outage, the number of hours equal to the planned duration of such scheduled Seabrook refueling Outage, as reported by Seabrook to its owners, which notice Great Bay shall provide to PECO promptly upon Great Bay's receipt of such notice, shall be exempted from calculation of Seabrook Capacity Factor for the purposes of Sections 9(c) and 12 and all calculations made pursuant to Attachment 1."

     3. RESERVATION FEE. Section 6(a) of the Agreement is amended by deleting the last sentence thereof and substituting therefor the following:

     "PECO shall not pay a Reservation Fee for energy associated with the Seabrook Capacity Factor equal to or greater than 85%."

     4. SERVICE FEE. Section 6(b) of the Agreement is amended by deleting said Section and substituting therefor the following:

     "In consideration for providing the services specified above, PECO shall be paid by Great Bay a Service Fee, which during each calendar year, or portion thereof, in which the Agreement is in effect equals the product of
     (i) ***, (ii) Net Sales Revenues, and (iii) the lesser of Seabrook Capacity Factor and 85.0% PECO shall not be paid a Service Fee for the portion of total Net Sales Revenues Associated with a Seabrook Capacity Factor equal to or greater than 85.0%."

     5. PECO EXCLUSIVITY. Paragraph 3(b) of the Agreement is amended by deleting subparagraph (v) and substituting therefor the following:

     "(v) enter into an agreement that would cause the Initial Power Amount to deviate from the amount set forth in Attachment 2 hereto, unless otherwise agreed to in writing by PECO and except pursuant to a Transaction."

     6. EFFECTIVE DATE. The amendments to the Agreement provided for in paragraphs 3 and 4 of this Amendment Agreement shall be applicable only to calculations of Reservation Fees and Service Fees for periods on and after the date hereof. Accordingly, an Annual True-Up shall be calculated for the period January 1, 1996 through September 30, 1996 in accordance with the Agreement prior to giving effect to this Amendment Agreement and an Annual True-Up shall be calculated for the period October 1, 1996 through December 31, 1996, and for each year thereafter, in accordance with the Agreement as amended hereby. This Amendment Agreement shall be effective and the enforceable obligation of the Parties upon exercise by PECO of Warrant No. 2, dated September 27, 1996 to purchase 417,800 shares of Great Bay Common Stock, and payment by PECO of the purchase price therefor.

     7. ATTACHMENT 1. Attachment 1 to the Services Agreement is deleted and Attachment 1 which is attached hereto is substituted therefor in its entirety.

     8. TRUE-UP UPON TERMINATION. The first sentence of Section 16(c) is amended by deleting said sentence and substituting therefor the following:

     "Not later than fifteen (15) days following termination of the Agreement pursuant to paragraph 2 or subparagraphs (a) and (b) of this Section 15, PECO and Great Bay shall conduct a Termination True-Up."

     9. STATUS OF AGREEMENT. Except as modified hereby, the Agreement remains in full force and effect.

     10. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire agreement of the Parties concerning the subject matter addressed by the First Amendment.

     IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed by their respective representatives thereunto duly authorized as of the respective dates set forth below.


--------------------------------------------------------------------------------
PECO ENERGY COMPANY                       GREAT BAY POWER CORPORATION
--------------------------------------------------------------------------------

By:   /s/  Nancy J. Zausner               By:  John A. Tillinghast
   -----------------------------------       ------------------------------
--------------------------------------------------------------------------------
Date:    9/27/96                          Date:  September 26, 1996
     ---------------------------------         ----------------------------
--------------------------------------------------------------------------------

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                  ATTACHMENT 1

                 METHODOLOGY FOR COMPUTATION OF TRUE-UP AMOUNTS


HALF-YEAR TRUE-UP AMOUNT
------------------------

The following methodology will be utilized to determine the Half-Year True-Up
Amount. During 1996, the period over which the Half-Year True-Up Amount will be determined will be adjusted to reflect the Service Commencement Date.
Step             Calculations to be Made             Variable Name                 Formula
----             -----------------------             -------------                 -------
 1        Determine the number of hours during       Half-Year         =[Sigma]January[arrow]June (Hours in each
          the half-year period                       Hours             month)

 2        Determine the number of MWhs of            Half-Year GB      =[Sigma]January[arrow]June (Initial Power
          Seabrook energy owned by Great Bay         Power             Amount* number of hours, or portions
          during the half-year period                                  thereof, during each day in which Seabrook
                                                                       generated power)

 3        Determine Seabrook Net Power during        Half-Year SB      =[Sigma]January[arrow]June (Amount of Net
          the half-year period                       Power             Power generated by Seabrook each day)

 4        Determine Planned Refueling Outage         Half-Year         =[Sigma]January[arrow]June (Number of hours,
          Hours                                      Planned           or portions thereof, during the relevant
                                                     Refueling         period in which Seabrook was in a planned
                                                     Outage Hours      refueling outage)

 5        Determine Half-Year Seabrook Capacity      Half-Year SCF     =Half-Year SB Power
          Factor                                                       ------------------------------
                                                                       Seabrook Rated Capacity during
                                                                       period* (Half-Year Hours -
                                                                       Half-Year Planned Refueling
                                                                       Outage Hours)

If Half-Year SCF is less than 85.0%, the Half-Year True-Up Amount shall equal $0.

          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Step             Calculations to be Made             Variable Name                 Formula
----             -----------------------             -------------                 -------
 6        Determine the amount of Half-Year          Step 6 Result     =Half-Year SCF = 85%
          SCF which is greater than 85%


 7        Determine Half-Year Revenue Share          GB Half-Year      =[(84.99%****) + (Step 6
          for PECO and Great Bay, (expressed         Revenue Share     Result*100%)]/Half-Year SCF
          as a %age)

                                                     PECO Half-        =1-Great Bay Half-Year
                                                     Year Revenue      Revenue Share
                                                     Share

ANNUAL TRUE-UP AMOUNT
---------------------

The following methodology will be utilized to determine the Annual True-Up
Amount. During 1996, the period over which the Annual True-Up Amount is determined will be adjusted to reflect the actual Service Commencement Date.
Step             Calculations to be Made             Variable Name                 Formula
----             -----------------------             -------------                 -------
 1        Determine the number of hours              Annual Hours      =8760, unless the year is a leap
          during the year                                              year, in which case, =8784

 2        Determine the number of MWhs of            Annual GB         =[Sigma]January[arrow]Dec31 (Initial Power
          Seabrook energy owned by Great Bay         Power             Amount* number of hours, or portions
          during the half-year period                                  thereof, during each day in which Seabrook
                                                                       generated power)

 3        Determine Seabrook Net Power               Annual SB         =[Sigma]January[arrow]Dec.31 (Amount of Net
          during the year                            Power             Power generated by Seabrook each day)

 4        Determine Annual Planned Refueling         Annual            =[Sigma]January[arrow]June 30 (Number of
          Outage Hours                               Planned           hours, or portions thereof, during the
                                                     Refueling         relevant period in which Seabrook was in
                                                     Outage Hours      a planned refueling outage)

5         Determine Annual Seabrook Capacity         Annual SCF        =Annual SB Power
          Factor                                                       ----------------------------
                                                                       Seabrook Rated Capacity
                                                                       during period* (Annual Hours
                                                                       - Annual Planned Refueling
                                                                       Outage Hours)

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
          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

  If Annual SCF is less than 85.0%, the Annual True-Up Amount shall equal $0.

Step             Calculations to be Made             Variable Name                 Formula
----             -----------------------             -------------                 -------
 6        Determine the amount of Annual SCF         Step 6 Result     = Annual SCF-85%
          which is greater than 85%

 7        Determine Annual Revenue Share for         GB Annual         =[(84.99%****) + (Step 6
          PECO and Great Bay, (expressed as a        Revenue Share     Result*100%)]/Annual SCF
          %age)

                                                     PECO Annual       = 1 GB Annual Revenue Share
                                                     Revenue Share

 8        Determine Annual Net Sales Revenue         Annual NSR        =[Sigma]January[arrow]December (Net Sales
                                                                       Revenue for each month)

 9        Determine Delinquent Amounts               Annual DA         =Delinquent Amounts as of
          outstanding as of December 31st of                           December 31st
          relevant calendar year

10        Determine Reservation Fee Rebate.          Annual RFR        If Annual SCF is = or >85%,
          No Reservation Fee Rebate is owed if                         Annual RFR=(Annual SCF-85%)*Annual
          Annual Seabrook Capacity Factor is                           GB Power* ****
          less than 85%

11        Determine Annual True-Up Basis             Annual            =Annual NSR-Annual DA-Annual RFR
                                                     Distribution
                                                     Basis

12        Determine Service Fee Owed to PECO                           =Annual Basis *PECO Annual Revenue Share

13        Determine Revenue Share Owed to            Annual GB         =Annual Basis*GB Annual Revenue Share
          Great Bay                                  Revenue Owed

14        Determine what share of Half-Year          Half-Year DA      =(Half-Year DA*GB Annual revenue
          Delinquent Amount GB should have           True-Up           Share) -GB Half-Year Delinquent Share
          been paid at the Annual GB Revenue
          Share rate

15        Determine revenue received by GB           GB Revenue        =[Sigma]January[arrow]December (Monthly Payment
          during the relevant calendar year          Received          to GB for each month)

Step             Calculations to be Made             Variable Name                 Formula
----             -----------------------             -------------                 -------
16        Determine Annual True-Up Amount            Annual True-      =Annual GB Revenue Owed-GB Revenue
                                                     Up Amount         Received-Half Year True-Up Amount
                                                                       + Half-Year DA True Up

17        Determine Sharing of unpaid                PECO              =Annual DA*PECO Annual
          Delinquent Amounts                         Delinquent        Revenue Share
                                                     Share

TERMINATION TRUE-UP AMOUNT
--------------------------

The Termination True-Up Amount shall be calculated utilizing the same methodology as the Half-Year True-Up Amount. The start date for the period for which the Termination True-Up Amount is calculated shall be (i) January 1, if the most recent true-up performed before the date of termination was an Annual True-Up, and (ii) July 1, if the most recent true-up performed before the date of termination was a Half-Year True-Up. The date end for the period for which the Termination True-Up Amount is calculated shall be the date of termination.


                                      A-4